Exhibit 99.1






                               [HERCULES LOGO]





                              [BETZDEARBORN LOGO]






                                                                   July 30, 1998
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[HERCULES LOGO]
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                            Q2 FINANCIAL PERFORMANCE

- EPS up 6%

- Asian crisis slows growth

- Excellent margins: 40% gross profit;
  23% operating profit

- Chemical Specialties volume up; Food and
  Functional Products revenues down

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                            Q2 FINANCIAL PERFORMANCE

(millions)                            2Q                       Six Months
                           --------------------------------------------------
                             1998          1997           1998          1997
                           --------------------------------------------------
Sales                        $445          $462           $875          $913
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Gross Profit                 $178          $180           $346          $347
   Gross Margin               40%           39%            40%           38%
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Operating Profit             $101          $102           $195          $192
   Operating Profit Margin    23%           22%            22%           21%

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                            Q2 FINANCIAL PERFORMANCE

                         Chemical Specialities Segment

(millions)                            2Q                       Six Months
                           --------------------------------------------------
                             1998          1997           1998          1997
                           --------------------------------------------------
Sales                        $227          $227           $441          $455
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Profit from Operations        $43           $44            $81           $92
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Operating Profit Margin       19%           19%            18%           20%

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                            Q2 FINANCIAL PERFORMANCE

                      Food and Functional Products Segment

(millions)                            2Q                       Six Months
                           --------------------------------------------------
                             1998          1997           1998          1997
                           --------------------------------------------------

Sales                        $218          $235           $433          $458
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Profit from Operations        $58           $60           $113          $105
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Operating Profit Margin       27%           26%            26%           23%

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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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                       STRATEGIC RATIONALE FOR COMBINATION

- Creates the world's premier paper chemical franchise

- Adds leading water treatment franchise

- Combines BetzDearborn's strong sales and customer service with Hercules' low-cost manufacturing

- Joins two technology leaders in specialty chemicals

- Both focus on helping customers reduce operating costs

- Establishes platform for revenue growth

- Builds value for shareholders

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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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                                THE NEW HERCULES

Creates $3.5 billion specialty chemicals company with six leading franchises

     - #1 Paper Chemicals
        - #1 Functional Chemicals
        - #1 Process Chemicals

     - #1 or #2 Water Treatment

     - #1 Rosin Resins, #2 Hydrocarbon Resins

     - #1 Food Gums

     - #1 Water Soluble Polymers (Aqualon)

     - #1 Thermal-Bond Fibers (FiberVisions)

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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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                      THE NEW HERCULES - PRODUCT SALES MIX

[Three pie charts showing the following information:

          Hercules                                     BetzDearborn
  1997 sales = $2.2 Billion*                     1997 sales = $1.3 Billion
-------------------------------             ------------------------------------
Fibers                14%                   Metals processing            3%
Resins                22%                   Hydrocarbon processing       9%
Paper                 22%                   Paper                       26%
Food and functional                         Water Treatment             62%
    products          42%


                                The New Hercules
                           1997 sales = $3.5 Billion*
                       ----------------------------------
                       Metals processing               1%
                       Hydrocarbon processing          3%
                       Fibers                          9%
                       Resins                         13%
                       Water Treatment                23%
                       Paper                          24%
                       Food and functional
                           products                   27%



*Includes 100% of FiberVisions]

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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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                     THE NEW HERCULES - GEOGRAPHIC SALES MIX
[Three pie charts showing the following information:

          Hercules                                     BetzDearborn
  1997 sales = $2.2 Billion*                     1997 sales = $1.3 Billion
-------------------------------               ----------------------------------
Asia Pacific               10%                Asia Pacific                 6%
Americas**                 11%                Americas**                  15%
Europe                     35%                Europe                      25%
United States              44%                United States               54%



                                The New Hercules
                           1997 sales = $3.5 Billion*
                        ---------------------------------
                        Asia Pacific                 8%
                        Americas**                  13%
                        Europe                      31%
                        United States               48%


*Includes 100% of FiberVisions
**Canada and Latin America]


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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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                               TRANSACTION SUMMARY

Terms:            $72 per share in cash
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Synergies:        A minimum of $100 million
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EBITDA Multiple:  10.6 (7.9 with synergies)
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Accretion:        Year 1 on cash basis
                  Year 2 on EPS basis
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Conditions:       BetzDearborn shareholder approval
                  Customary conditions
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Timing:           4Q 1998 Close

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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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                              CORPORATE GOVERNANCE
BOARD COMPOSITION:
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Existing 10 Hercules directors
4 BetzDearborn directors


SENIOR MANAGEMENT:
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Keith Elliott       Chairman and Co-CEO
Bill Cook           Vice Chairman and Co-CEO
Vince Corbo         President and COO
George MacKenzie    Senior VP and CFO
Dominick DiDonna    Senior VP/Paper
Larry Rankin        Senior VP/Water Treatment

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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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                    HERCULES COMMITMENT TO SHAREHOLDER VALUE

CRITERIA FOR ACQUISITIONS                                   HPC/BTL
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Strategic linkage with core business                           X

IRR at least 50% premium to cost of capital                    X
    (most likely case)

IRR at least 1 percentage point
above cost of capital                                          X
    (downside case)

Cash earnings accretive in Year 1                              X

Reported earnings accretive by Year 2                          X

Enhanced  future growth opportunities                          X

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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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                               RECENT ACQUISITIONS
                                                      Met
Date                Acquisition                     Criteria
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July 1998         FiberVisions (49%)                  yes
                  (non-woven fibers)

April 1998        Houghton division                   yes
                  (paper chemicals

April 1998        Citrus Colloids                     yes
                  (pectin)

1997/1998         Allied Colloids                     no at
                                                      205p

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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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                              AN IDEAL COMBINATION

- Compatible businesses

- Increased ability to meet customer needs

- Both companies bring strong technology focus

- Complementary senior management teams

- Value for shareholders

- Benefits for customers

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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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                                  BETZDEARBORN
Purpose

Our purpose is to help our customers be more successful by reducing their operating costs and by achieving their environmental objectives through our superior technology and service

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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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                             BETZDEARBORN STRENGTHS

-  2,600 front line sales force

- Market share leadership in both process chemicals and water treatment

-  Strong global presence

-  Broad product line capabilities

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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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                           BETZDEARBORN MARKETS SERVED

-   Heavy industry
     - Paper
     - Hydrocarbon processing
     - Steel
     - Power

-   Middle market
     - Food and Beverage
     - Pharmaceutical
     - Electronics
     - Automotive
     - Metals Processing
     - Commercial/Institutional

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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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                         BETZDEARBORN APPLICATION AREAS
-   Water treatment
     - Influent water clarification
     - Effluent water clarification
     - Boiler
     - Cooling

-   Process treatment
     - Biological control
     - Deposit control
     - Retention/Drainage Aids
     - Corrosion control
     - Defoamers
     - Finished products additives

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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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                        BETZDEARBORN GROWTH OPPORTUNITIES

-   Geographic expansion

-   Middle market

-   Technology development and deployment

-   Increased cost competitiveness


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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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                     WORLD'S PREMIER PAPER CHEMICAL BUSINESS

-   Combination of strengths
       - Hercules is leader in functional chemicals
       - BetzDearborn is leader in process chemicals

- Increasing customer demand for integrated solutions

- Broadest offering of products and services

- Shared focus on reducing customer operating costs

              Unique ability to respond to changing customer needs

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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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                          "RIVER TO REEL" CAPABILITIES

Water treatment chemicals                    BetzDearborn

Pulping process chemicals                    BetzDearborn

Paper making process chemicals               BetzDearborn/Hercules

Paper making functional chemicals            Hercules

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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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                          "RIVER TO REEL" CAPABILITIES

               BetzDearborn                            Hercules
      -----------------------------            -------------------------
      Process Chemicals to Enhance             Functional Chemicals for
      Enhance Machinery                        Improved Paper Properties
      Performance                              4. Sizing
      1.  Biocides                             5. Wet & Dry Strength
      2.  Deposit Control                      6. Surface Sizing
      3.  Retention/Drainage Aids

[Diagram showing the Enhance Machinery Performance, Paper Making and Coating Converting Processes]
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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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                               INTEGRATION PROCESS





                                  Vince Corbo
                               Integration Leader
                                       /
            --------------------------------------------------------
           /                          /                            /
Dominck DiDonna                   Larry Rankin                George MacKenzie
  Paper Team                  Water Treatment Team             Corporate Team



               Implementation to begin immediately after closing
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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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                                  OPPORTUNITIES
-   Cost savings
      - Corporate overhead
      - Manufacturing facilities
      - Other facilities

-   Technology

-   R&D and new product development

-   Revenue enhancements

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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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                               ACCRETION ANALYSIS

           CASH EARNINGS BASIS                  EPS BASIS
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1999      Double-digit accretive          Single-digit dilutive

2000      Double-digit accretive          High single-digit accretive

2001      Double-digit accretive          Double-digit accretive

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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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                        COMPARABLE TRANSACTION MULTIPLES
Transaction                                            EBITDA
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Ciba/Allied Colloids                                   14.2x

Betz/Dearborn                                          13.3x

Henkel/Loctite                                         12.6x

ICI/Unilever Specialty                                 10.6x

Hercules/BetzDearborn                                  10.6x

HERCULES/BETZDEARBORN                                   7.9X
(With $100 million of synergies)

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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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                                    FINANCING

- Credit facility underwritten by NationsBank

- Finance acquisition of all shares

- Refinance existing debt of both companies

- Expect to remain investment grade

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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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                                  BALANCE SHEET

                               Hercules       BetzDearborn        Pro Forma
                               (6/30/98)       (6/30/98)          Combined
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Debt to total capitalization      40%             60%                86%

Total debt to EBITDA             1.2x            2.6x               4.0x

EBIT to interest                17.0x            4.2x               2.4x

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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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                              FINANCIAL STATISTICS
($ billions)                   Hercules       BetzDearborn        Pro Forma
                              (12/31/97)       (12/31/97)         Combined
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Revenues                          2.2*           1.3                 3.5*

Gross Profit (%)                 37.4           60.0                47.0

R&D (%)                           2.8            3.0                 2.9

SG&A (%)                         16.3           43.1                27.7

EBIT (%)                         21.7           15.9                19.3


*Includes 100% of FiberVisions

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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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                             COMPELLING COMBINATION
- Creates world's premier paper chemical franchise

- Adds leading water treatment franchise

- Establishes platform for revenue growth

- Meets all acquisition criteria

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                                [HERCULES LOGO]




                              [BETZDEARBORN LOGO]

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[HERCULES LOGO]                                              [BETZDEARBORN LOGO]
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     This news release includes  forward-looking  statements,  as defined in the
     Private Securities Litigation Reform Act of 1995, reflecting management's current analysis and expectations, based on reasonable assumptions. Results could differ materially depending on such factors as business climate, economic and competitive uncertainties, higher manufacturing costs, reduced
     level  of  customer   orders,   risks  in   developing   new  products  and
     technologies, environmental and safety regulations and clean-up costs, foreign exchange rates, and adverse changes in economic and political climates around the world. As appropriate, additional factors are contained in reports filed with the Securities and Exchange Commission. This
     paragraph   is  included  to  provide   safe  harbor  for   forward-looking
     statements, which are not required to be publicly revised as circumstances change.